            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                      AND MODIFICATION TO CREDIT DOCUMENTS

      This First Amendment to Amended and Restated Credit Agreement and Modification to Credit Documents (this "Amendment"), dated as of September 30, 2002 (the "Amendment Date"), is among the financial institutions listed on the signature pages hereof, Bank of America, N. A. as administrative agent for the Lenders (the "Agent"), The CIT Group/Business Credit, Inc., as syndication agent, Friedman's Inc., a Delaware corporation ("Friedman's"), each of its Subsidiaries party to the original "Agreement" referred to below (collectively with Friedman's, the "Original Credit Parties"), Friedman's Beneficiary Inc., a Delaware corporation ("FBI"), and Friedman's Investments LLC, a Georgia limited liability company ("Investments" and together with FBI, the "New Credit Parties").

                                    RECITALS:

      A. The Original Credit Parties, the Lenders, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 28, 2002 (as amended, restated, or otherwise modified from time to time, the "Agreement").

      B. The Original Credit Parties have advised the Agent that ownership of Stores is being reorganized as described in Exhibit A hereto (the
"Reorganization").

      C. The Original Credit Parties have requested that the Lenders amend the Agreement in certain respects as more specifically provided hereinbelow to reflect and permit the Reorganization.

      D. Subject to the satisfaction of the conditions set forth herein, the Lenders party hereto are willing to amend the Agreement.

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      Section 1.1 Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meanings as are given to such terms in the Agreement (as amended by this Amendment) and the Security Agreements.

                                    ARTICLE 2

                                   AMENDMENTS

      Section 2.1 Amendment to Section 1.1 of the Agreement. Effective as of the Amendment Date, the following definitions contained in Section 1.1 of the Agreement are hereby amended and restated to read in their entirety as follows:

            "Guarantors" means, Friedman's, FMC, FFP, FHC, Stores, FCJVH, FCJVLP, FBI, Investments, and each other Person which may hereafter become a party to a Guaranty Agreement reasonably acceptable to the Agent, together with their successors and "Guarantor" means any one of such Persons.

            "Permitted Acquisition" means (a) the Reorganization, or (b) any Acquisition that satisfies each of the following requirements:

                  (i) such Acquisition is not a hostile or contested
            Acquisition;

                  (ii) the business acquired in connection with such Acquisition is (A) located in the United States, (B) organized under Requirements of Law of the United States, and (C) not engaged, directly or indirectly, in any line of business other than the businesses in which the Borrowers are engaged on the Closing Date and any business activities that are substantially similar, related, or incidental thereto;

                  (iii) both immediately before and immediately after giving effect to such Acquisition and the Extensions of Credit (if any) requested to be made in connection therewith, each of the representations and warranties in the Credit Documents is true and correct (except (A) any such representation or warranty which relates to a specified prior date, and (B) to the extent the Agent and the Lenders have been notified in writing by the Credit Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty) and no Default or Event of Default exists or will exist or would result therefrom;

                  (iv)(A) as soon as available, but not less than thirty (30)
            days prior to such Acquisition, the Borrowers have given the Agent
            (l) notice of such Acquisition (2) a copy of all business and financial information reasonably requested by the Agent including financial statements, statements of cash flow, and projections of availability (i.e. Borrowing Base minus the Obligations) prepared on a Pro Forma Basis for the twelve (12) Fiscal Periods ended as of the most recent Fiscal Period end and for each of the subsequent twelve (12) Fiscal Periods, such financial information to be reasonably satisfactory to the Agent, (3) if the Installment Contracts and inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, the Agent shall have conducted a field audit and appraisal of the business and property of the acquired entity, including its Installment Contracts and inventory, and (4) a certificate of an Executive Officer of Friedman's certifying (and showing the calculations therefor in reasonable detail) that the Credit Parties will be in compliance with each of the covenants set forth in
            Section 6.11 on a Pro Forma Basis for the twelve (12) Fiscal Periods ended as of the most recent Fiscal Period end before and after giving effect to such Acquisition and (B) as soon as available, the information provided to the board of directors of Friedman's with respect to such Acquisition;

                  (v) the aggregate consideration in connection with any such
            Acquisition (whether paid in cash, constituting assumed or acquired Indebtedness, or otherwise, but excluding any Capital Stock of Friedman's) does not exceed $7,000,000 and the aggregate consideration paid in connection with all such Acquisitions (whether paid in cash, constituting assumed or acquired Indebtedness, or otherwise, but excluding any Capital Stock of Friedman's) does not exceed $14,000,000 during the term of this Agreement;

                  (vi) if such Acquisition is an Acquisition of the Capital
            Stock of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of a Borrower and (if applicable), subject to Section 10.20, a Credit Party pursuant to the terms of this Agreement;

                  (vii) no Credit Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such Acquisition, to result in the existence or occurrence of a Material Adverse Effect;

                  (viii) in connection with an Acquisition of the Capital Stock of any Person, all Liens, other than any Liens which constitute Permitted Liens hereunder, on Property of such Person shall be terminated, and in connection with an Acquisition of the assets of any Person, all Liens on such assets, other than Liens which constitute Permitted Liens hereunder, shall be terminated; and

                  (ix) Friedman's shall certify (and provide the Agent and the
            Lenders with a calculation prepared on a Pro Forma Basis in form and substance reasonably satisfactory to the Agent) to the Agent and the Lenders that, immediately before and immediately after giving effect to completion of such Acquisition, the Excess Availability is not less than the Minimum Excess Availability Requirement.

            "Permitted Distributions" means (a) any Restricted Payment by a Credit Party to a Borrower or by a Credit Party that is not a Borrower to another Credit Party that is not a Borrower, (b) cash dividends payable by Friedman's to the holders of its Capital Stock; provided that all such dividends under this clause b shall not exceed $2,500,000 during any Fiscal Year and no such dividends shall be paid if before or after making such payment any Default or Event of Default exists or would exist, including any Default or Event of Default under Section 6.11 on a Pro Forma Basis determined for the preceding twelve (12) Fiscal Periods after giving effect thereto, (c) Permitted Stock Repurchases, (d) partnership distributions of not more than 99% of Stores' taxable income from Stores to Investments provided that the proceeds thereof are immediately distributed by Investments to FBI, immediately distributed by FBI to FHC, immediately distributed by FHC to FMC and immediately distributed by FMC to Friedman's and (e) partnership distributions of not more than 99% of FFP's taxable income from FFP to FMC provided that the proceeds thereof are immediately distributed by FMC to Friedman's; provided, further, with respect to clauses (d) and (e) preceding, no distribution of taxable income may be made more than three years after such taxable income was earned by Stores or FFP, respectively.

            "Permitted Investments" means Investments which are (a) cash and Cash Equivalents, (b) accounts receivable created, acquired, or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments consisting of Capital Stock, obligations, securities, or other Property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors, (d) Investments existing as of the Closing Date and set forth in Schedule 1.1B, (e) advances or loans to directors, officers, and employees in the ordinary course of business for reasonable business expenses that do not exceed $1,000,000 in the aggregate at any one time outstanding, (f) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates existing on the Closing Date; provided that such Investments in Crescent shall not at anytime exceed $95,000,000 in the aggregate as follows: (i) an initial investment of $85,000,000 on the Closing Date; (ii) an additional Investment not in excess of $5,000,000 in the aggregate at anytime after the Closing Date if the Excess Availability immediately after giving effect to the making of such Investment is equal to or greater than $10,000,000;

      provided that if such additional Investment is made in December the Excess Availability immediately after giving effect to the making of such Investment shall be equal to or greater than $35,000,000; and (iii) an additional Investment not in excess of $5,000,000 in the aggregate if the Excess Availability immediately after giving effect to the making of such Investment is equal to or greater than the Minimum Excess Availability Requirement, (g) Investments by members of the Consolidated Group in and to Domestic Credit Parties, (h) Investments which constitute Permitted Acquisitions, (i) Investments in Persons that do not become Subsidiaries after giving effect to such Investments, representing the formation of strategic alliances or other similar arrangements in an amount not to exceed $6,000,000 in the aggregate at any time outstanding; provided that at the time of making any such Investment, Excess Availability is equal to or in excess of the Minimum Excess Availability Requirement immediately after giving effect to such Investment, and no Default or Event of Default exists, (j) the Reorganization and (k) other Investments of a nature not contemplated in clauses a through (j) preceding in an amount not to exceed $3,000,000 in the aggregate at any time outstanding.

            "Subsidiary" means, with respect to any Person (the "subject Person"), (a) any corporation, partnership, association, limited liability company, joint venture, trust or other business entity of which more than fifty percent (50.0%) of the voting Capital Stock or other Capital Stock, is owned or controlled directly or indirectly by the subject Person, or one or more of the Subsidiaries of the subject person, or a combination thereof; provided that Crescent shall not be a Subsidiary of any Credit Party unless such Credit Party (or the Credit Parties collectively) beneficially owns or controls a majority of the Capital Stock of Crescent having ordinary voting power (other than by reason of the happening of a contingency) for the election of the members of the board of directors of Crescent. Unless the context otherwise clearly requires, "Subsidiary" or "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Friedman's.

      Section 2.2 Additions to Section 1.1 of the Agreement. Effective as of the Amendment Date, the following definitions shall be added to Section 1.1 of the Agreement in alphabetical order:

            "FBI" means Friedman's Beneficiary Inc., a Delaware corporation, and its successors and assigns.

            "First Amendment" means that certain First Amendment to Amended and Restated Credit Agreement and Modification to Credit Documents, dated as of September 30, 2002, among the Borrowers, the other Credit Parties, the Agent, and the Lenders.

            "Investments" means Friedman's Investments LLC, a Georgia limited liability company, and its successors and assigns.

            "Reorganization" has the meaning set forth in the Recitals and Exhibit A to the First Amendment.

            "Subordination Agreement" means that certain Subordination Agreement dated as of August 28, 2002 among Friedman's, the Agent, Crescent, and Crescent Jewelers, Inc., a Delaware corporation, as the same may be amended, restated or otherwise modified from time to time.

      Section 2.3 Addition of Section 6.18. Effective as of the Amendment Date,
Article 6 of the Agreement is amended to include a new Section 6.18 to read in its entirety as follows:

            Section 6.18 Distributions among Borrower and Guarantors. The Credit Parties and Investments will cause any proceeds of dividends, redemptions, collections, interest payments or proceeds of the sale or other disposition of the Series A Preferred Stock referred to in the Subordination Agreement, the Junior Notes referred to in the Subordination Agreement and the $1,651,393 Note delivered to Investments as part of the Reorganization and all partnership distributions from Stores to Investments to be distributed or otherwise contributed by Investments immediately to FBI, by FBI immediately to FHC, by FHC immediately to FMC and by FMC immediately to Friedman's; provided, however, that this requirement shall not permit any payment or other action prohibited by the Subordination Agreement, Section 7.7 of this Agreement or otherwise. The Credit Parties and FMC will cause all partnership distributions from FFP to FMC to be distributed or otherwise contributed by FMC immediately to Friedman's, provided, however, that this requirement shall not permit any payment or other action prohibited by Section 7.7 of this Agreement or otherwise.

      Section 2.4 Amendment to Section 7.10. Effective as of the Amendment Date,
Section 7.10 of the Agreement is amended in its entirety to read as follows:

            Section 7.10 Fiscal Year; Organizational Documents. Without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld), the Credit Parties will not permit any member of the Consolidated Group to amend, modify, or change (a) the last day of its Fiscal Year or (b) its articles of incorporation (or corporate charter, trust agreement, or other similar organizational document) or bylaws (or other similar document) other than in a manner which does not adversely affect the rights of the Agent or the Lenders.

                                   ARTICLE 3

                       MODIFICATIONS TO CREDIT DOCUMENTS

      Section 3.1 Amendments to Postclosing Agreement. Effective as of the Amendment Date, the Postclosing Agreement among the parties to the original Agreement dated the date thereof (the "Postclosing Agreement") is amended as follows:

            (a) The words "within thirty (30) days of the Agreement Date", where they appear in clause (b) of paragraph 1 of the Postclosing Agreement, are hereby amended to read "within fifty-eight (58) days of the Agreement Date", and

            (b) The words "within thirty (30) days of the Agreement Date", where they appear in clause (c) of paragraph 1 of the Postclosing Agreement, are hereby amended to read "within forty five (45) days of the Agreement Date."

      Section 3.2 Waiver. The Credit Parties have advised the Agent and the Lenders that an Event of Default has occurred as a result of the Credit Parties' failure to deliver, on or before September 27, 2002, the tax status certificates and terminations, releases, or UCC amendments prescribed by clauses (b) and (c) of paragraph 1 of the Postclosing Agreement (such instances of noncompliance hereinafter being called the "Specified Defaults"). The Credit Parties have requested that the Agent and the Lenders waive the Specified Defaults. The Agent and each of the Lenders, subject to Section 10.6 of the Agreement and to the satisfaction of the conditions precedent set forth in Article 5 of this Amendment, waives the Specified Defaults; provided, that such waiver is expressly limited as provided herein, and provided further, that in order to induce the Agent and the Lenders to agree to the foregoing waiver, each of the Credit Parties agrees that the waiver granted under this Section 3.2 shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default. Without limiting the foregoing, any failure to comply with the requirements of clauses (b) and (c) of paragraph 1 of the Postclosing Agreement other than as specified in the first sentence of this
Section 3.2 shall constitute an Event of Default.

                                   ARTICLE 4

                                    JOINDER

      Section 4.1 Joinder of the New Credit Parties. The Original Credit Parties have requested that each of the New Credit Parties become a "Guarantor" pursuant to Sections 6.12 and 10.20 of the Agreement. Each of the New Credit Parties hereby assumes all the obligations of a "Guarantor" under the Guaranty Agreement executed by the Subsidiaries of Friedman's (the "Subsidiary Guaranty Agreement") and the other Credit Documents and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Subsidiary Guaranty Agreement and the other Credit Documents as if it had been an original signatory thereto. In accordance with the foregoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the New Credit Parties irrevocably and unconditionally guarantees to the Agent and the

Lenders the full and prompt payment and performance of the Guaranteed Obligations (as defined in the Subsidiary Guaranty Agreement) upon the terms and conditions set forth in the Subsidiary Guaranty Agreement. Each of the New Credit Parties hereby assumes all the obligations of a "Grantor" under the Security Agreement executed by the Subsidiaries of Friedman's (the "Subsidiary Security Agreement") and agrees that it is a "Grantor" and bound as a "Grantor" under the terms of the Subsidiary Security Agreement and the other Credit Documents as if it had been an original signatory thereto. In accordance with the foregoing and for valuable consideration, as security for all Total Obligations each of the New Credit Parties hereby assigns and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of, and right of set-off against, all of its property and assets, whether now owned or existing or hereafter acquired or arising, regardless of where located, including without limitation the following Collateral (as defined in the Subsidiary Security Agreement): (a) all Accounts, including any credit enhancement therefor; (b) all money, cash, Cash Equivalents, securities, and other property of any kind held directly or indirectly by the Agent or any Lender, (c) all Chattel Paper; (d) all Contracts;
(c) all Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which any Grantor maintains deposits, including any Payment Accounts; (f) all Documents; (g) all Equipment; (h) all Fixtures; (i) all General Intangibles (including, without limitation, Payment Intangibles, Intercompany Accounts, and Software); (j) all Instruments; (k) all Inventory;
(l) all Investment Property; provided that with respect to any Voting Capital Stock of any Foreign Subsidiary, the amount of such Voting Capital Stock of such Foreign Subsidiary included in the Collateral shall be limited to the maximum amount thereof that is less than or equal to 65% of the issued and outstanding Voting Capital Stock of such Foreign Subsidiary; (m) all Supporting Obligations and Letter-of-Credit Rights; (n) all Goods; (o) all Commercial Tort Claims from time to time disclosed to the Agent pursuant to Sections 2.4(j) and 2.4(m) of the Subsidiary Security Agreement, (p) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Grantor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or otherwise necessary or helpful in the collection thereof or realization thereupon; (q) all accessions to, substitutions for, and replacements and products of any of the foregoing; (r) all Real Estate covered by each Mortgage; (s) all equity interests in Subsidiaries pledged to the Agent; (t) all other property of each Grantor; and (u) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing. Each of the New Credit Parties hereby confirms that the representations and warranties set forth in the Agreement and the other Credit Documents applicable to such New Credit Party and its Collateral are true and correct after giving effect to such amendment to the Schedules. In furtherance of its obligations under the Agreement and the other Credit Documents, each of the New Credit Parties (a) irrevocably authorizes the Agent at any time and from time to time to file in any filing office any financing statements and amendments thereto that (i) indicate the Collateral (A) as "all assets" or "all personal property" of such New Credit Party, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (B) as being of an equal or lesser scope or with greater detail and (ii) contain any other information required by
Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such New Credit Party is an organization, the type of organization, any organization identification number issued to such New Credit Party, and any employer or taxpayer identification number issued to such New Credit Party, and (B) in the case of a financing statement filed as fixture filing or indicating any Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which such Collateral relates and (b) agrees to execute and deliver such other documentation as the Agent may require to evidence, protect, and perfect the Liens created by the Agreement and the other Credit Documents as modified hereby.

                                    ARTICLE 5

                                  MISCELLANEOUS

      Section 5.1 Conditions Precedent. The effectiveness of Articles 2, 3 and 4 of this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (a) The Agent shall have received all of the following, each dated the Amendment Date (unless otherwise indicated), in form and substance satisfactory to the Agent:

                  (i) Amendment Documents. This Amendment and any other
            instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Credit Parties in connection with this Amendment, in each case duly executed (collectively, the "Amendment Documents");


                  (ii) Receipt of Financing Statements and Corporate Certificate
            of each Credit Party. Executed, to the extent applicable, originals of (A) UCC financing statements with respect to each of the New Credit Party's Collateral in which a Lien is granted to the Agent and take all other steps reasonably required by the Agent to evidence, perfect, maintain, protect, and enforce the Agent's Liens in all such property and (B) a certificate duly executed by the secretary and president of each Credit Party designated by the Agent certifying (1) that such Credit Party is in existence and good standing in its jurisdiction of organization and in each other jurisdiction in which it is required to be qualified as a foreign business entity to transact its business as presently conducted, (2) to the current incumbency with respect to each of the officers of each such Credit Party authorized to execute and deliver this Amendment and the other Amendment Documents to be executed by such Credit Party in connection therewith and to request Loans and the issuance of Letters of Credit (as applicable), (3) attaching true and complete copies of authorizing resolutions of the board of directors of each such Credit Party to authorize the execution, delivery, and performance of this Amendment and the other Amendment Documents, and (4) where applicable, attaching true and correct copies of the organizational and governing documents of each New Credit Party;

                  (iii) Stock Certificates and Powers. The Agent shall have
            received (A) one or more stock certificate(s) representing the Series A Preferred Stock referred to in the Subordination Agreement, and (B) executed stock powers in blank for each such certificate;

                  (iv) Endorsement of Junior Note. The Agent shall have received the endorsements of the Junior Note referred to in the Subordination Agreement by Friedman's to FMC, FMC to FHC, FHC to Investments and by Investments to the Agent;

                  (v) Delivery and Endorsement of Note. The Agent shall have received the $1,651,393 Promissory Note from Friedman's, as maker, payable to the order of Investments together with our endorsement thereof by Investments to the Agent;

                  (vi) Reorganization Documents. The Agent shall have received true and correct copies of the documents listed on Exhibit C hereto which will result in the Reorganization;

                  (vii) Legal Opinions. The Agent shall have received multiple counterparts of opinions of counsel for the Credit Parties relating to the Amendment Documents and the transactions contemplated therein, in form and substance satisfactory to the Agent and the Lenders, and including, among other things, opinions regarding the enforceability of the Amendment Documents and the perfection of the security interests created thereby; and

                  (viii) Additional Information. Such additional documents,
            instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby.

            (b) The representations and warranties contained herein, in the Agreement, and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Agent.

            (d) No Default or Event of Default shall have occurred and be continuing.

      Section 5.2 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited liability company, partnership, trust or other action on the part of each Credit Party and will not violate any Credit Party's organizational or governing documents, (b) all representations and warranties set forth in the Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Reorganization has been consummated, the New Credit Parties have been formed and the ownership thereof is as described in Exhibit A and the Reorganization documents listed on Exhibit C.

      Section 5.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

      Section 5.4 Reference to Agreement. Each of the Credit Documents, including the Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

      Section 5.5 Ratifications. Each of the parties hereto agrees that the Credit Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, each Credit Party hereby acknowledges and confirms, that upon the effectiveness of this Amendment, and as a result thereof, the liens, security interests, and assignments created and evidenced by the Credit Documents are valid and existing liens, security interests, and assignments of the respective priority recited in the Credit Documents.

      Section 5.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 5.7 General. This Amendment, when signed by the Agent, the Lenders, and each Credit Party, as provided hereinbelow (a) shall be deemed effective prospectively as of the Amendment Date, (b) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (c) shall be governed and construed according to the laws of the State of New York, (d) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (e) shall constitute a Credit Document. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

      Section 5.8 Entirety. This Amendment together with the other Amendment Documents and the Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                                        CREDIT PARTIES:

                                        FRIEDMAN'S INC.


                                        By: /s/ Victor M. Suglia
                                           ------------------------------------
                                           Victor M. Suglia
                                        Senior Vice President, Chief Financial
                                        Officer


                                        FRIEDMAN'S FLORIDA PARTNERSHIP

                                        By: Friedman's Management Corp., its
                                            Managing Partner

                                            By: /s/ Victor M. Suglia
                                               --------------------------------
                                               Victor M. Suglia
                                               President


                                        FI STORES LIMITED PARTNERSHIP

                                        By: Friedman's Inc., its general partner

                                            By: /s/ Victor M. Suglia
                                               ---------------------------------
                                               Victor M. Suglia
                                               Senior Vice President, Chief
                                               Financial Officer


                                        FRIEDMAN'S HOLDING CORP.

                                        By: /s/ Victor M. Suglia
                                            ------------------------------------
                                            Victor M. Suglia
                                            Secretary and Treasurer


                                        FRIEDMAN'S MANAGEMENT CORP.

                                        By: /s/ Victor M. Suglia
                                            ------------------------------------
                                            Victor M. Suglia
                                            President

                                        FCJV HOLDING CORP.


                                        By: /s/ Victor M. Suglia
                                            ------------------------------------
                                            Victor M. Suglia
                                            President


                                        FCJV, L.P.

                                        By:    FCJV Holding Corp., its general
                                               partner

                                               By: /s/ Victor M. Suglia
                                                  ------------------------------
                                                  Victor M. Suglia
                                                  President


                                        FRIEDMAN'S INVESTMENTS LLC

                                        By:    Friedman's Inc.,
                                               its Managing Member

                                        By: /s/ Victor M. Suglia
                                           -------------------------------------
                                        Name:  Victor M. Suglia
                                             -----------------------------------
                                        Title: Chief Financial Officer,
                                              ----------------------------------
                                               Secretary and Treasurer
                                              ----------------------------------


                                        FRIEDMAN'S BENEFICIARY INC.

                                        By: /s/ Victor M. Suglia
                                           -------------------------------------
                                        Name:  Victor M. Suglia
                                             -----------------------------------
                                        Title: Secretary and Treasurer
                                              ----------------------------------


                                        AGENT:

                                        BANK OF AMERICA, N.A., as the Agent


                                        By: /s/ David Knoblauch
                                           -------------------------------------
                                        Name:  David Knoblauch
                                             -----------------------------------
                                        Title: Senior Vice-President
                                              ----------------------------------

                                        LENDERS:

                                        BANK OF AMERICA, N.A.

                                        By: /s/ David Knoblauch
                                           -------------------------------------
                                        Name:  David Knoblauch
                                             -----------------------------------
                                        Title: Senior Vice-President
                                              ----------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By: /s/ James Karnowski
                                           -------------------------------------

                                        Name:  James Karnowski
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    EXHIBIT A

                               THE REORGANIZATION

1. Friedman's Inc. will contribute Crescent preferred stock ($50 million book value) and Crescent note ($35 million book value) to the capital of Friedman's Management Corp.;

2. Friedman's Management Corp. will contribute Crescent preferred stock ($50 million book value) and Crescent note ($35 million book value) to the capital of Friedman's Holding Corp.;

3. Friedman's Inc. and Friedman's Holding Corp. will create Friedman's Investments LLC;

4. Friedman's Holding Corp, will contribute its 99% LP interest in FI Stores Limited Partnership (estimated book value $80,139,276), Crescent preferred stock ($50 million book value), Crescent note ($35 million book value); TOTAL of $165,139,276 Book value) to Friedman's Investments LLC in exchange for a 99% interest in Friedman's Investments LLC;

5. Friedman's Inc. will contribute a note payable of $1,651,393 (interest only at prime) to Friedman's Investments LLC in exchange for a 1% interest in Friedman's Investments LLC;

6.    Friedman's Holding Corp. will create Friedman's Beneficiary Inc.;

7. Friedman's Holding Corp contributes its 99% interest in Friedman's Investments LLC to Friedman's Beneficiary Inc.; and

8. Friedman's Beneficiary Inc. transfers to Friedman's Holding Corp. 100% of its common stock.

                                    EXHIBIT B
                                  SCHEDULE 5.14
                                       TO
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                      AND MODIFICATION TO CREDIT DOCUMENTS

                                  Schedule 5.14

SUBSIDIARIES

FRIEDMAN'S MANAGEMENT CORP.
Jurisdiction of Organization:                  Delaware
Class of Stock:                                Common
Authorized Shares:                             100 shares of common $0.01 par value
Outstanding Shares and Owner:                  100 shares of common held by Friedman's Inc
Existing buy-sell, voting trust or other shareholder agreements
None



FRIEDMAN'S HOLDING CORP. (wholly owned by Friedman's Management Corp.)
Jurisdiction of Organization:                  Delaware
Class of Stock:                                Common
Authorized Shares:                             100 shares of common $0.01 par value
Outstanding Shares and Owner:                  100 shares of common held by Friedman's Management Corp.
Existing buy-sell, voting trust or other shareholder agreements
None



FRIEDMAN'S BENEFICIARY INC. (wholly owned by Friedman's Holding Corp.)
Jurisdiction of Organization:                  Delaware
Class of Stock:                                Common
Authorized Shares:                             100 shares of common $0.01 par value
Outstanding Shares and Owner:                  100 shares of common held by Friedman's Holding Corp.
Existing buy-sell, voting trust or other shareholder agreements
None



FRIEDMAN'S INVESTMENTS LLC
Jurisdiction of Organization:                  Georgia
Percent of Membership Interests Held
   by Friedman's Inc.:                         1% (Controlling Manager)
Percent of Membership Interests Held
   by Friedman's Beneficiary Inc.:             99%
Existing buy-sell, voting trust or other shareholder agreements
None



FI STORES LIMITED PARTNERSHIP
Jurisdiction of Organization:                  Georgia
Percent of Partnership Held
   by Friedman's Inc.:                         1% general
Percent of Partnership Held
   by Friedman's Investments LLC.:             99% limited
Existing buy-sell, voting trust or other shareholder agreements
None

FCJV HOLDING CORP.
Jurisdiction of Organization:                  Delaware
Class of Stock:                                Common
Authorized Shares:                             100 shares of common $0.01 par value
Outstanding Shares and Owner:                  100 shares of common held by Friedman's Inc.
Existing buy-sell, voting trust or other shareholder agreements
None



FCJV, L.P.
Jurisdiction of Organization:                  Delaware
Percent of Partnership Held
   by Friedman's Inc.                          64% limited
Percent of Partnership Held
   by Crescent Jewelers                        35% limited
Percent of Partnership Held
   by FCJV Holding Corp.:                      1% general
Existing buy-sell, voting trust or other shareholder agreements
None



FRIEDMAN'S FLORIDA PARTNERSHIP
Jurisdiction of Organization:                  Florida
Percent of Partnership Held
   by Friedman's Inc.:                         1% general
Percent of Partnership Held
   by Friedman's Management Corp.              99% general
Existing buy-sell, voting trust or other shareholder agreements
None



COUGAR REINSURANCE COMPANY LTD.
Jurisdiction of Organization                   Turk & Ciacos Islands Company
Capital Structure
Authorized Shares:                             5000 at $1 par value
Issued Shares:                                 1
Outstanding Shares:                            1
Percent of Shares Held
   by Friedman's Inc.:                         100%
Existing buy-sell, voting trust or other shareholder agreements
None

                                    EXHIBIT C

                            REORGANIZATION DOCUMENTS

1. Action Taken by Unanimous Written Consent of the Board of Directors of Friedman's Inc. dated September 28, 2002

2. Action Taken by Unanimous Written Consent of the Board of Directors of Friedman's Management Corp. dated September 28, 2002

3. Action Taken by Unanimous Written Consent of the Board of Directors of Friedman's Holding Corp. dated September 28, 2002

4. Action Taken by Unanimous Written Consent of the Board of Directors of Friedman's Beneficiary Inc. In Lieu of an Organizational Meeting dated September 28, 2002

5. Consent of Friedman's Inc. as Member of Friedman's Investments LLC to the transfer of the membership interest by Friedman's Holding Corp. dated September 28, 2002

6. Consent of Friedman's Inc. as General Partner of FI Stores Limited Partnership to the transfer of the limited partnership interest by Friedman's Holding Corp. dated September 28, 2002

7. Contribution Agreement dated September 28, 2002 among Friedman's Inc., Friedman's Management Corp., Friedman's Holding Corp. and Friedman's Investments LLC

8. Contribution Agreement dated September 28, 2002 among Friedman's Holding Corp. and Friedman's Beneficiary Inc.

9. Subscription Agreement dated September 28, 2002 for the Purchase of Limited Liability Company Interest by Friedman's Inc. and accepted by Friedman's Investments LLC

l0. Subscription Agreement dated September 28, 2002 for the Purchase of Limited Liability Company Interest by Friedman's Holding Corp. and accepted by Friedman's Investments LLC

11. Subscription Agreement dated September 28, 2002 for the Purchase of Common Stock by Friedman's Holding Corp. and accepted by Friedman's Beneficiary Inc.